SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.  SUBSEQUENT EVENTS

In January and March 2016, the Company made certain investments, in the form of limited partnership capital contribution or other financing arrangements respectively, in several non-U.S. investment entities, with an aggregate fair value of approximately US$2.8 billion, including US$1 billion cash and newly issued ordinary shares (the “Investments”). In accordance with ASC 810, the Company consolidates these the financial statements of these investment entities and as such the Investments will be eliminated in consolidation. As of the date of these financial statements, these investment entities have spent the Investments to acquire the majority of minority stake of Qunar through privately negotiated transactions.  These acquisitions have been accounted for as equity transactions to reflect the decrease in the non-controlling interest’s ownership interest in Qunar.

In January, 2016, the Company made an investment of US$180 million in MakeMyTrip Limited (“MakeMyTrip”), India’s largest online travel company, via convertible bonds. In addition, MakeMyTrip has granted the Company permission to acquire MakeMyTrip shares in the open market, so that combined with shares convertible under the convertible bonds, the Company may beneficially own up to 26.6% of MakeMyTrip’s outstanding shares. Upon completion of the investment, the Company will acquire the right to appoint a director to the MakeMyTrip board of directors.

In February 2016, the Company consummated a transaction to sell approximately 6 million Easy Go’s convertible and redeemable preferred shares to a third party institution with the total consideration of US$49 million which included a gain of US$23 million to be recycled from the other comprehensive income.